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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported): June 1, 2004



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-21487                     13-3904147
    (State or other
    jurisdiction of             (Commission File               (IRS Employer
     incorporation)                 Number)                 Identification No.)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4 AND 6 THROUGH 12.  NOT APPLICABLE.



ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On June 3, 2004, Carver Bancorp, Inc. issued a press release reporting the sale by Provender Opportunities Fund L.P. to an institutional investor of the registrant's Series B Convertible Preferred Stock. The full text of the press release is attached as Exhibit 99.1 to this Report. Frederick O. Terrell, the Chairman of Provender Opportunities Fund L.P. and the Chairman of the Board of Directors of Carver Bancorp, Inc., may be deemed to be the beneficial owner of such preferred stock. Mr. Terrell disclaims such beneficial ownership.

     The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CARVER BANCORP, INC.


                                 By: /s/ Deborah C. Wright
                                    -------------------------------------------
                                         Deborah C. Wright
                                         President and Chief Executive Officer



Dated:  June 3, 2004




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                                  EXHIBIT INDEX

      EXHIBIT NO.                   DESCRIPTION
      -----------                   -----------

         99.1 Press release, dated June 3, 2004, reporting the sale of the registrant's Series
                                    B Convertible Preferred
                                    Stock.